THE SECURITIES REPRESENTED BY THIS SECOND AMENDED AND RESTATED 8% SUBORDINATED DEBENTURE DUE JANUARY 31, 1998, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND CAN NOT BE SOLD, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED UNLESS IN COMPLIANCE WITH THE ACT AND STATE ACTS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                              DELTA DATA NET, INC.

                           SECOND AMENDED AND RESTATED

             8% SUBORDINATED DEBENTURE DUE JANUARY 31, 1998 - No. 2

$300,000.50                             Date of Original Issue: October 28, 1992

             Date of Amendment and Restatement: February 16, 1995
             Date of Second Amendment and Restatement: February 19, 1997

      This Second Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 2 (the "Second Restated Lobozzo Debenture") of Delta Data Net, Inc., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), and guaranteed by Delta Computec Inc. (herein referred to as the "Guarantor", and collectively with the Company, the "Borrowers") is one of two Second Restated Lobozzo Debentures being issued by the Company and guaranteed by the Guarantor, each in the face amount of $300,000.50 (an aggregate amount of $600,001), to, respectively, Joanne M. Lobozzo ("Joanne Lobozzo") and her spouse, Joseph M. Lobozzo II ("Joseph Lobozzo", and collectively, with Joanne Lobozzo, the "Lenders").

      The Borrowers are also obligated to the Lenders under an Amended and Restated Credit Agreement dated as of October 10, 1996, which has been amended by four amendments thereto (as amended, the "October 1996 Credit Agreement"). The October 1996 Credit Agreement, as originally issued, provided the Borrowers with the ability to borrow pursuant to a secured credit facility, loans of up to $2,550,000 from Joseph Lobozzo. The Loans (as defined in the October 1996 Credit Agreement) were evidenced by an Amended and Restated Promissory Note between the Borrowers and Joseph Lobozzo (the "Lobozzo Note"). Joseph Lobozzo entered into the October 1996 Credit Agreement and the Lobozzo Note as the assignee by a certain Assignment dated October 10, 1996 ("Assignment"), of a portion of the obligations of the Borrowers which previously existed between the Borrowers and their prior commercial lender, National Canada Finance Corp. ("NCFC"), pursuant to an amended and restated credit agreement between the Borrowers and NCFC (collectively, as amended, the "NCFC Credit Agreement"). All obligations of NCFC under the NCFC Credit Agreement or the promissory notes issued from time to time from the Borrower to NCFC under the NCFC Credit Agreement, which were assigned by NCFC to Lobozzo by the Assignment, are now covered under the October 1996 Credit Agreement.

      Half of the obligations of the Borrowers to Joseph Lobozzo pursuant to the October 1996 Credit Agreement and the Lobozzo Note (and certain other obligations of Borrowers to Joseph Lobozzo, including half of the obligations pursuant to this 8% Amended and Restated Subordinated Debenture) were subsequently transferred by a Securities Transfer Document dated January 13, 1997 ("Securities Transfer Document") from Joseph Lobozzo to Joanne Lobozzo. The obligations of the Borrowers under the October 1996 Credit Agreement and the obligations of the Borrowers under the Lobozzo Note and all other instruments and documents relating to each of those obligations, constitute "Senior Indebtedness".

      The original 8% Subordinated Debenture issued October 28, 1992, due October 28, 1995 (the "Original Lobozzo Debenture"), as amended by an Amended and Restated 8% Subordinated Debenture issued February 16, 1995, due January 31, 1998 (the "First Restated Lobozzo Debenture"), is being amended and restated by this Second Restated Lobozzo Debenture, in order, in part, to induce Lenders to continue their lending relationship with the Borrowers.

      NOW, THEREFORE, this Second Restated Lobozzo Debenture - No. 2, hereby amends and restates the Original Lobozzo Debenture and the First Restated Lobozzo Debenture, to read as follows:

      Delta Data Net, Inc., for value received, hereby promises to pay to Joanne Lobozzo, 756 Rock Beach Road, Rochester, New York 14617 (herein collectively, together with Joseph Lobozzo, the recipient of the Second Restated Lobozzo Debenture - No. 1, and any other person who may ever hold one of this series of Second Restated Lobozzo Debentures, referred to individually as a "Lender" and collectively as the "Lenders"), the principal sum of Three Hundred Thousand and 50/100 Dollars ($300,000.50)(herein referred to as the Principal), on January 31, 1998, or sooner as provided below, at 12:00 noon ("Stated Maturity Date"), at the Company's offices located at 366 White Spruce Blvd., Rochester, New York 14623, or 900 Huyler Street, Teterboro, New Jersey 07608, or at such other place designated by the Lender, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon during the term of this Second Restated Lobozzo Debenture, at an annual interest rate of eight percent (8%) per annum. Interest shall be payable to Lender on the first day of each and every month (each date being referred to as an "Interest Payment Date") on the Principal outstanding from time to time, with the first interest payment due and payable on December 1, 1992. Thereafter interest shall be due and payable on each Interest Payment Date until the Principal is paid in full. Payment of interest may be made at the option of the Lender by check mailed to the address of the Lender as such address may appear above or on the Debenture Register (as hereinafter defined) of the Company. This Second Restated Lobozzo Debenture is guaranteed by Guarantor as set forth herein.

      Notwithstanding the Stated Maturity Date, Principal payments shall be sooner made as follows:

      (a) A Principal payment equal to the lesser of Two Hundred Thousand Dollars ($200,000) or 100% of the Consolidated Net Income of the Company and the Guarantor for the fiscal year ending October 31, 1995, shall be paid January 31, 1996, provided that:

            (i) The Company and the Guarantor are not in default on the Senior Indebtedness as herein defined; and

            (ii) After such Principal payment and the payment of all interest then due on this Second Restated Lobozzo Debenture, the Borrowing Base of Borrower (as defined in the October 1996 Credit Agreement") will provide the availability for at least an additional Two Hundred Thousand Dollars ($200,000) of Loans under the October 1996 Credit Agreement.

      (b) A principal payment equal to the lesser of Two Hundred Thousand Dollars ($200,000) or 100% of the Consolidated Net Income of the Company and the Guarantor for the fiscal year ending October 31, 1995, shall be paid January 31, 1996, provided that:

            (i) The Company and the Guarantor are not in default on the Senior Indebtedness as herein defined; and

            (ii) After such Principal payment and the payment of all interest then due on this Second Restated Lobozzo Debenture, the Borrowing Base of Borrower will provide the availability for at least an additional Two Hundred Thousand Dollars ($200,000) of Loans under the October 1996 Credit Agreement.

      The Lender has waived the Principal payments due under paragraphs (a) and
(b) as of the date of the issuance of this Second Restated Lobozzo Debenture.

      Any remaining Principal balance will be paid in full on January 31, 1998.

      This Second Restated Lobozzo Debenture is issued on the following terms and conditions:

      1. This Second Restated Lobozzo Debenture - No. 2, is one of two duly authorized Second Restated Lobozzo Debentures issued by the Company to the Lenders, each in the original Principal amount of Three Hundred Thousand and 50/100 dollars ($300,000.50), each of which is due January 31, 1998 (herein, collectively with all future Second Restated Lobozzo Debentures issued upon surrender of this, or any other Second Restated Lobozzo Debenture, referred to as the "Debenture").

      2. (a) Lender, by its acceptance hereof, covenants and agrees, that this Debenture is subject to the provisions of this paragraph 2, and each person ever holding a Debenture, whether upon original issuance or upon transferor assignment hereof, accepts and agrees to be bound by such provisions. This Debenture, including the Principal hereof and interest hereon, is subordinate and junior in right of payment to the Senior Indebtedness.

                                                                   Page 65 of 75

            (b) The subordination of this Debenture to the Senior Indebtedness is to the effect that, in the case of:

                  (i) any bankruptcy, insolvency, receivership, conservatorship, reorganization, or arrangement with, or assignment for the benefit of, creditors, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or any liquidation or winding-up of, or relating to, the Company, whether voluntary or involuntary; and

                  (ii) the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise; and

                  (iii) upon: (A) the occurrence of any event of default with respect to Senior Indebtedness permitting the holder to accelerate the maturity thereof; and (B) receipt by the Company, with a copy to Lender, from any holder of Senior Indebtedness of written notice of such occurrence, no payment shall be made by the Company on account of the Principal of, or interest on, the Debenture, then, in any of such events, all of such Principal of, and premium, if any, and interest on, Senior Indebtedness, shall first be paid in full in cash or provision for such payment by deposit of the requisite cash in trust with a bank or banks (either theretofore acting as trustees under indentures pursuant to which Senior Indebtedness shall have been issued, or duly appointed paying agents for the purpose), before any payment or provision is made on account of the Principal of, or premium on, or interest on this Debenture.

            (c) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all Principal of, and premium, if any, and interest on, Senior Indebtedness shall first be paid in full in cash or provision made as provided in paragraph 2(b) for such payment before any payment or distribution is made on account of the Principal or interest on this Debenture. If the Lender does not file a proper claim or proof of debt in the form required in any dissolution, liquidation, insolvency, receivership, bankruptcy or similar proceeding of the Company prior to the expiration of the time to file such claims or proofs, then any holder of the Senior Indebtedness shall have the right to demand, sue for, collect, receive and give receipt for the payments and distributions in respect of this Debenture which are required to be paid or delivered to holders of Senior Indebtedness as herein provided. The Company shall give prompt notice to the Lender of any event or proceeding referred to in the first sentence of this paragraph 2(c).

            (d) In any of the proceedings referred to in paragraph 2(c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect to this Debenture shall be paid or delivered directly and ratably to the holders of Senior Indebtedness or their representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued according to the aggregate amounts remaining unpaid on account of the Principal of, and premium, if any, and interest on, such Senior Indebtedness, to the extent necessary to make payment in full and of all Principal of, and premium, if any, and interest on Senior Indebtedness remaining unpaid; and in the event that, notwithstanding the foregoing provisions of this paragraph 2(d), or notwithstanding the provisions of paragraph 2(b), any payment or distribution, whether in cash, property, stock or obligations, shall be received by the holder of this Debenture before all principal of, and premium, if any, and interest on, Senior Indebtedness is paid in full in cash, or provision made as aforesaid for its payment, and, in the case of a payment made notwithstanding the provisions of paragraph 2(b), after written notices of the failure to comply with paragraph 2(b) has been given to the Lender, such payment or distribution shall be ratably held for the benefit of, and shall be ratably paid over or delivered to the holders of, Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing paragraphs 2(b) or 2(c), whichever is applicable, for application to the payment of principal of, and premium, if any, and interest on, such Senior Indebtedness until all principal of, and premium, if any, and interest on, Senior Indebtedness shall be paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holder of such Senior Indebtedness.

            (e) Subject to the payment in full of all Senior Indebtedness, the Lender shall be subrogated to the rights of any holder of Senior Indebtedness to receive payments or distributions until the Principal of, and interest on, this Debenture shall be paid in full. For the purposes of such subrogation, no payment or distribution received by any holder of Senior Indebtedness of cash, securities or other property to which the Lender would have been entitled except for this paragraph 2 shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and the Lender, on the other, be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness.

            (f) No present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce subordination of this Debenture by any act or failure to act on the part of the Company. The provisions of this paragraph 2 are for the purpose of defining the relative rights of the holders of Senior Indebtedness, on the one hand, and the Lender, on the other hand, against the Company and its property and nothing herein shall impair, as between the Company

                                                                   Page 67 of 75
and the Lender, the obligation of the Company, which is unconditional and absolute, to pay to the Lender the Principal hereof, and interest hereon, in accordance with its terms and the provisions hereof; nor shall anything herein prevent the Lender from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon default hereunder subject to the rights, if any, under this paragraph 2 of holders of Senior Indebtedness to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder.

            (g) No right of any present or future holder of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company; or any other agreement or instrument regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without limiting the effect of the preceding paragraphs, any holder of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to any Lender, without impairing or releasing any of the rights of any such holder of Senior Indebtedness hereunder, upon or without any terms or conditions and in whole or in part:

                  (i) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, and Senior Indebtedness or any other liability of the Company to such holder, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions hereof shall apply to the Senior Indebtedness of the Company to such holder as so changed, extended, renewed or altered;

                  (ii) as permitted by applicable law (including the Uniform Commercial Code as then in effect in applicable jurisdictions in New York State), sell, exchange, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, and Senior Indebtedness or any other liability of the Company to such holder or any other liabilities incurred directly or indirectly in respect thereof or hereof, and/or any offsets thereagainst;

                  (iii) exercise or refrain from exercising or release any rights and/or remedies against the Company or others (including, without limitation, any guarantor of Senior Indebtedness);

                  (iv) settle or compromise any Senior Indebtedness or any other liability of the Company to such holder or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company to creditors of the Company other than such holder; and

                  (v) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of the Company to such holder of the October 1996 Credit Agreement regardless of what liability or liabilities of the Company to such holder remain unpaid.

            (h) The terms and provisions of this paragraph 2 or any other provisions hereof which relate to the subordination provided for in this paragraph 2 or to the rights of the holders of Senior Indebtedness are hereby made for the benefit of, and shall be enforceable by, such holders and their successors and assigns and shall not be altered or affected by the provisions of the October 1996 Credit Agreement or any modification or amendment thereof. Each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance on the covenants and provisions contained in this paragraph 2. In the event of any inconsistence between the provisions of this paragraph 2 and any other provision of this Debenture, the provisions of this paragraph 2 shall govern and prevail. Unless the Senior Indebtedness is no longer outstanding, no amendment shall be made to paragraph 2 hereof or this sentence or which advances the maturity date or increases the rate of interest payable with respect to the unpaid Principal amount of this Debenture or otherwise affects any provision hereof which relates to the subordination provided for in paragraph 2 or to the rights of holders of Senior Indebtedness, without the prior written consent of the holders of Senior Indebtedness affected thereby.

            (i) No payment of Principal of, or interest on, this Debenture shall be made prior to the scheduled date for payment set forth above in this Debenture.

            (j) Notwithstanding anything herein contained to the contrary, all the provisions of this Debenture shall be subject to the provisions of this paragraph 2, so far as the same may be applicable thereto.

      3. The Company shall maintain or cause to be maintained a Debenture Register (the "Debenture Register") at the Company's office in Rochester, New York, or in Teterboro, New Jersey, as set forth above, listing the names and addresses of all holders of this Debenture, now existing or hereafter arising.

      4. The following events shall constitute Events of Default under this
Debenture:

            (a) Any failure by the Company to perform any obligation, covenant or agreement under this Debenture that is not cured within twenty (20) days after Lender gives the Company written notice thereof;

            (b) Financial difficulties of Company as evidenced by: any admission in writing of inability to pay debts as they become due; the filing of a voluntary or involuntary petition in bankruptcy, or under any chapters of the Bankruptcy Code, or under any federal or state statute providing for relief of debtors; making an assignment for the benefit of creditors; or the appointment of a receiver or trustee for all or a major part of its property unless such receiver or trustee is removed within ninety (90) days;


            (c) The sale of all or substantially all of the assets of the Company without the prior written consent of the Lender; and

            (d) If any representation or warranty made by the Company in this Debenture is found to be false or subsequently violated during the term hereof.

      5. Upon the occurrence of any Event of Default, and the giving of twenty
(20) days written notice thereof to Lender at 690 Portland Avenue, Rochester, New York 14621, or such other address as the Lender may hereafter designate by written notice to the Company, all amounts due and owing under this Debenture, including all interest accrued on the Principal hereunder, shall, at Lender's Option, immediately become due and payable without presentment, demand, protest, or other notice of any kind. If this Debenture is referred to an attorney for collection and/or satisfaction of the Company's obligations hereunder, the Company agrees to pay and reimburse Lender for all such reasonable attorneys' fees and other costs of collection as Lender shall have paid or shall have become obligated to pay.

      6. The Company shall furnish to Lender within three (3) days of placing any portion of the Principal into certificates of deposit, a document listing the institution issuing the certificates of deposit, the interest rate thereon, the maturity date, and the account number thereof.

      7. The Company shall be responsible to pay all Lender's legal fees and related expenses arising from or relating to this Debenture within five (5) days of receipt of a bill from Lender for the same. The Company shall, be deemed to be in receipt of such bill two (2) days after certified mailing, return receipt requested.

      8. This Debenture shall not be modified or amended without the prior written consent of the Lender.

      9. The Company and the Lender agree that this Debenture shall be interpreted and construed according to the laws of the State of New York.

      IN WITNESS WHEREOF, on the 19th day of February, 1997, the Company has caused this Second Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 2, to be executed in its corporate name by its President, its corporate seal to be impressed hereon, and attested by its Secretary or Assistant Secretary.

                                                  DELTA DATA NET, INC.

                                                  By: /s/ John DeVito
                                                     ---------------------------
                                                      John DeVito, President

Attest:


/s/ Michael McCusker
---------------------
Assistant Secretary

                                                                   Page 70 of 75

                              SUBORDINATED GUARANTY

      Delta Computec Inc., the parent of Delta Data Net, Inc., hereby irrevocably, absolutely and unconditionally guarantees the full and prompt payment obligations of Delta Data Net, Inc., pursuant to the Second Amended and Restated 8% Subordinated Debenture due January 31, 1998, including, without limitation, the payment of Principal, interest, fees, costs and expenses. This is a Guaranty of payment and not of collection. This Guaranty is also subordinated to Senior Indebtedness in accordance with the provisions of the Second Amended and Restated 8% Subordinated Debenture due January 31, 1998.

Attest:                                              DELTA COMPUTEC INC.

/s/ Michael McCusker                                 By: /s/ John DeVito
--------------------                                    ------------------------
Assistant Secretary                                      John DeVito, President

                             CONSENT AND ACCEPTANCE

      The Lender, Joanne M. Lobozzo, for value received, receipt of which is acknowledged, hereby accepts and agrees to the foregoing Seconded Amended and Restated 8% Subordinated Debenture due January 31, 1998 - No. 2, in replacement of the originally issued 8% Subordinated Debenture due October 28, 1995, and in further replacement of the Amended and Restated 8% Subordinated Debenture due January 31, 1998. Further, Lender ratifies and affirms the Intercreditor Agreement between Lobozzo and National Canada Finance Corp. dated October 10, 1996. Lender affirms that this Consent and Acceptance is given, and the Second Amended and Restated 8% Subordinated Debenture due January 31, 1998, is accepted, in order, in part, to induce Lender to waive certain non-compliance under the October 1996 Credit Agreement.

Dated: February 19, 1997                             LENDER

                                                     /s/ Joanne M. Lobozzo
                                                     ---------------------------
                                                     Joanne M. Lobozzo

STATE OF NEW YORK  )
COUNTY OF MONROE   ) SS:

      On this ___ day of February, 1997, before me personally came Joanne M. Lobozzo, to me known and known to me to be the same person described in and who executed the within instrument and she duly acknowledged to me that she executed the same.

                                        ______________________________
                                        Notary Public

                                                                   Page 71 of 75

                                      -9-